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                                                                 EXHIBIT - 10.2


                      AMENDMENT TO PLAN OF REORGANIZATION

        THIS AMENDMENT (the "Amendment") is entered into by and among Tridex Corporation, a Connecticut corporation with executive offices at 61 Wilton Road, Westport, CT 06880 ("Tridex"), Magnetec Corporation, a Connecticut corporation ("Magnetec") and TransAct Technologies Incorporated, a Delaware corporation ("TransAct") each with executive offices at 7 Laser Lane, Wallingford, CT 06492;

        WHEREAS, the parties hereto and Ithaca Peripherals Incorporated ("Ithaca"), formerly a Delaware corporation, entered into a Plan of Reorganization dated as of June 25, 1996 (the "Plan of Reorganization");

        WHEREAS, as contemplated under the Plan of Reorganization, Ithaca merged with and into Magnetec on July 29, 1996;

        WHEREAS, the parties hereto wish to amend Section 6.1 of the Plan of Reorganization, which contains a non-competition covenant.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree with as follows:

        The last sentence of Section 6.1 of the Plan of Reorganization is hereby deleted in its entirety and replaced with the following:

The foregoing shall not prohibit Tridex from: (i) holding five percent (5%) or less of the outstanding equity securities of any corporation whose equity securities are regularly traded on any national stock exchange or recognized "over-the-counter" market; or (ii) manufacturing custom keyboards and pole displays and selling point-of-sale systems and components, including printers or printer goods, through its wholly-owned subsidiary, Ultimate Technology Corporation.

        IN WITNESS WHEREOF, the parties have executed this Amendment this 30 day of August, 1996.

                                  TRIDEX CORPORATION


                                  By: /s/   Seth M. Lukash
                                     ---------------------------
                                     Title: Seth M. Lukash, Chairman
                                     and Chief Executive Officer

                                  MAGNETEC CORPORATION


                                  By: /s/   Bart C. Shuldman
                                     ---------------------------
                                     Title: Bart C. Shuldman
                                            President

                                  TRANSACT TECHNOLOGIES INCORPORATED


                                  By: /s/   Bart C. Shuldman
                                     ---------------------------
                                     Title: Bart C. Shuldman
                                            President and Chief
                                            Executive Officer